SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                      Pursuant to Section 13 or 15 (d) of
                      the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 April 9, 2001


                           SISTERSVILLE BANCORP, INC.
             (Exact name of Registrant as specified in its Charter)

     Delaware                           0-22535                 31-1516424
     --------                           -------                 ----------
(State or other jurisdiction         (SEC File No.)           (IRS Employer
     of incorporation)                                    Identification Number)


726 Wells Street, Sistersville, West Virginia                          26175
---------------------------------------------                          -----
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, with area code;       (304) 652-3671
                                                     --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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                           SISTERSVILLE BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5.         Other Events

         On April 9, 2001 the Registrant announced that it had completed the repurchase of 24,243 shares or 5% of its outstanding common stock in the open market pursuant to a stock repurchase program originally announced by the Registrant on March 15, 2001. The Registrant currently has 460,623 shares outstanding.

         For further details, reference is made to the Press Releases dated March 15, 2001 and April 9, 2001, which are attached hereto as Exhibits 99.1 and
99.2 and incorporated herein by this reference.


Item 7.         Financial Statements, Pro Forma Financial
                Information and Exhibits

Exhibit 99.1 -- Press Release dated March 15, 2001.
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Exhibit 99.2 -- Press Release dated April 9, 2001.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            SISTERSVILLE BANCORP, INC.


Date:    April 9, 2001                By:   /s/Stanley M. Kiser
                                            ------------------------------------
                                             Stanley M. Kiser
                                             President and Chief
                                             Executive Officer